Manning & Napier Fund, Inc.

Tax Managed Series – Class A Shares

Summary Prospectus | October 10, 2011	Ticker: EXTAX

This is the Summary Prospectus of the Tax Managed Series — Class A Shares, a series of Manning & Napier Fund, Inc. (the “Fund”). Before you invest, you may want to review the prospectus of the Series, which contains more information about the Series and its risks. You can find the prospectus and other information about the Series, including the Series’ statement of additional information and most recent reports to shareholders, online at http://www.manningnapierfunds.com/documents.asp?symbol=EXTAX. You can also get this information at no cost from the Fund by calling 1-800-466-3863, by sending an email to orders@mysummaryprospectus.com, or from your financial intermediary. The prospectus and statement of additional information of the Class A Shares of the Series, both dated March 1, 2011, as supplemented September 28, 2011, are incorporated by reference into this Summary Prospectus.

Investment Goal

The Series’ investment objective is to provide maximum long-term growth while attempting to minimize the impact of taxes on the total return earned by shareholders.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Series.

TAX MANAGED SERIES – CLASS A
Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.34%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	1.35%[1]
Less Fee Waiver and/or Expense Reimbursement	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.21%[1,2]

1 The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in this prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.

2 Manning & Napier Advisors, Inc. (the Advisor) has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the Series’ total direct annual fund operating expenses do not exceed 1.20% of the Series’ average daily net assets. This contractual waiver will continue for a period of one year until at least February 28, 2012 and may not be amended or terminated by the Advisor prior to such date without the approval of the Series’ Board of Directors.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitation for the first year only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
$123	$414	$726	$1,612

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 56% of the average value of its portfolio.

Principal Investment Strategies

The Series invests primarily in common stocks. The Series may invest in U.S. and foreign stocks and American Depository Receipts (ADRs), including those in emerging markets. The Advisor uses a “bottom-up” strategy, focusing on individual security selection to identify companies that it believes will make attractive long-term investments. The Series may invest in stocks of small, large, or mid-size companies.

The Series may purchase shares of exchange-traded funds (ETFs), including to establish a diversified position in a particular sector of the market or to be fully invested while awaiting an opportunity to purchase securities directly. The Advisor believes that purchasing ETFs in such a manner may allow the Series to invest in a particular sector of the market more efficiently than would otherwise be possible.

In selecting individual securities, the Advisor uses fundamental analysis and looks for one or more of the following characteristics:

•	Strong strategic profiles (e.g., strong market position, benefits from technology, capital appreciation in a mature market and high barriers to entry).

•	Improving market share in consolidating industries.

•	Low price relative to fundamental or breakup value.

While pursuing its goal of long-term growth, the Advisor attempts to minimize the impact of taxes on the total return earned by shareholders by:

•	Avoiding sales of appreciated securities that result in capital gain, except when there are compelling investment reasons for the sale.

•	When selling a position in a security, focusing on the highest cost lot of that security first, which reduces the amount of capital gain (or increases the amount of loss) realized by the Series.

•	When appropriate, favoring the sale of securities producing long-term gain to those producing short-term gain.

•	When appropriate, selling depreciated securities to realize losses to offset realized capital gains.

•	When appropriate, favoring investment in low dividend, capital appreciation oriented stocks.

•	When available and appropriate, using a tax accounting methodology to minimize taxable distributions.

Principal Risks of Investing in the Series

As with any stock fund, the value of your investment will fluctuate in response to stock market movements. You could lose money on your investment in the Series or the Series could underperform if any of the following occurs:

•	The U.S. and/or foreign stock markets go down.

•	An adverse event, such as an unfavorable earnings report, depresses the value of a particular company’s stock.

•	The Advisor’s judgments about the attractiveness, relative value or potential appreciation of a security or strategy prove to be incorrect.

•	Low dividend, capital appreciation oriented stocks go down in value or underperform higher-yielding stocks.

Because the Series may invest in securities of foreign issuers, the Series is subject to the additional risk that the prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. stocks. In addition, investments in emerging market countries may be more volatile than investments in more developed countries. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar.

The Series may also have special risks due to its investments in stocks of small and mid-size companies. These risks include the following:

•	The stocks of small and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.

•	The stocks of small and mid-size companies may be less marketable than the stocks of larger companies.

•	Small and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.

The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Summary of Past Performance

The bar chart and total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class A shares of the Series for each of the last ten calendar years. The total return table shows how the average annual total returns for the Class A shares for different periods compare to those of the Russell 3000® Index, an unmanaged, market-capitalization weighted index of the 3,000 largest U.S. domiciled companies. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information of the Series is available at www.manning-napier.com.

TAX MANAGED SERIES – CLASS A SHARES % TOTAL RETURN

Quarterly Returns

Highest (quarter ended 06/30/09): 18.81%

Lowest (quarter ended 12/31/08): (24.90)%

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2010

	1 Year	5 Years	10 Years	Since Inception (11/1/95)
Return Before Taxes	14.92%	5.98%	4.67%	9.31%
Return After Taxes on Distributions	14.87%	5.61%	4.16%	8.87%
Return After Taxes on Distributions and Sale of Series Shares	9.76%	5.14%	3.96%	8.31%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	16.93%	2.74%	2.16%	7.34%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

The investment advisor of the Series is Manning & Napier Advisors, LLC.

Portfolio Managers

The following investment professionals serve on the Series’ management team. No specific member of the Series’ management team is required to approve security purchases and sales.

Christian A. Andreach, CFA®

Co-Head of Global Equities, Senior Analyst/Managing Director of Consumer Group, has managed the Series since 2002.

Jeffrey S. Coons, Ph.D., CFA®

President and Co-Director of Research/Managing Director of Quantitative Strategies Group, has managed the Series since 1995.

Jeffrey W. Donlon, CFA®

Senior Analyst/Managing Director of Technology Group, has managed the Series since 2004.

Brian P. Gambill, CFA®

Senior Analyst/Managing Director of Capital Goods & Materials Group, has managed the Series since 2002.

Jeffrey A. Herrmann, CFA®

Co-Head of Global Equities, Co-Director of Research/Managing Director of Themes and Overviews Group, has managed the Series since 1995.

Brian W. Lester, CFA®

Senior Analyst/Managing Director of Life Sciences Group, has managed the Series since 2009.

Michael J. Magiera, CFA®

Senior Analyst/Managing Director of Real Estate Group, has managed the Series since 1995.

Marc Tommasi

Head of Global Investment Strategy, Senior Analyst/Managing Director of Global Strategies Group, has managed the Series since 1995.

Virge J. Trotter, III, CFA®

Senior Analyst/Managing Director of Services Group, has managed the Series since 2009.

Purchase and Sale of Series Shares

You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment of the Series is $2,000. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series by mail (Manning & Napier Fund, Inc., P.O. Box 9845, Providence, RI 02940-8045), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or, with respect to purchases only, by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase or redemption orders.

Tax Information

The distributions made by the Series generally are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

EXTAX SUMM 10/10/2011